EXHIBIT 10.13
swissfirst
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swissfirst Bank AG
Bellariastrasse 23
CH-8002 Zurich       OTC Contract Note                     REF:          SWFB036
                     ------------------------              ----
                     The following transaction was broked and executed through swissfirst Bank AG:


Buyer:                           swissfirst Bank AG, Zurich
                                 Contact Person: Mr. M. Massarotti

Seller:                          Roche Holdings, Inc., Wilmington, USA
                                 Contact Person: Mr. Marcel F. Kohler

Number of Contracts:             500,000

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      November 20, 2001

Value Date:                      November 26, 2001

Expiration Date:                 November 15, 2002

Strike Price:                    USD 80.00

Price Per Option:                USD 12.93

Total Premium:                   USD 6,465,000.00

Total Underlying Value:          USD 40,000,000.00

                                                                        S.E.&O.
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To be transmitted by telefax to swissfirst Bank AG: Telefax
Number +4441-1-204 81 Acknowledged by: Roche Holdings, Inc., Wilmington,
USA